SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 2002
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
                  July 31, 2002, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2002-4)
             (Exact Name of Registrant as specified in its charter)



        Delaware                333-81506-03               52-2029487
------------------------   ---------------------      -----------------------
(State of Incorporation)   (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,  AF-2,  AF-3,  AF-4,   AV-1A,   AV-1B,  M-1,  M-2  and  B
Certificateholders with respect to the October 25, 2002 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                   ---------------------------------------------
                                   James H. Jenkins,
                                   Senior Vice President and CFO


Dated:  October 28, 2002

                                                                         ANNEX A


                                                                     Page 1 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-4
                        Statement to Certificateholders
                                October 25, 2002
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AF1      100,000,000.00    97,261,526.01   2,687,592.99    159,974.95   2,847,567.94      0.00     0.00    94,573,933.02
AF2       28,000,000.00    28,000,000.00           0.00     85,516.67      85,516.67      0.00     0.00    28,000,000.00
AF3       20,000,000.00    20,000,000.00           0.00     76,666.67      76,666.67      0.00     0.00    20,000,000.00
AF4       12,924,000.00    12,924,000.00           0.00     57,716.43      57,716.43      0.00     0.00    12,924,000.00
AV1A      50,000,000.00    49,244,208.42     714,489.95     83,458.67     797,948.62      0.00     0.00    48,529,718.47
AV1B      43,250,000.00    42,596,240.29     618,033.81     74,676.53     692,710.34      0.00     0.00    41,978,206.48
M1        19,668,000.00    19,668,000.00           0.00     85,572.19      85,572.19      0.00     0.00    19,668,000.00
M2        16,642,000.00    16,642,000.00           0.00     78,550.24      78,550.24      0.00     0.00    16,642,000.00
B         12,103,000.00    12,103,000.00           0.00     59,597.19      59,597.19      0.00     0.00    12,103,000.00
R                  0.00             0.00           0.00          0.00           0.00      0.00     0.00             0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS   302,587,000.00   298,438,974.72   4,020,116.75    761,729.54   4,781,846.29      0.00     0.00   294,418,857.97
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X        302,587,765.70   299,753,740.93           0.00         11.76          11.76      0.00     0.00   297,023,138.06
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------

AF1     294751AZ5       972.61526010    26.87592990     1.59974950      28.47567940     945.73933020    AF1     1.973750 %
AF2     294751BA9     1,000.00000000     0.00000000     3.05416679       3.05416679   1,000.00000000    AF2     3.665000 %
AF3     294751BB7     1,000.00000000     0.00000000     3.83333350       3.83333350   1,000.00000000    AF3     4.600000 %
AF4     294751BC5     1,000.00000000     0.00000000     4.46583333       4.46583333   1,000.00000000    AF4     5.359000 %
AV1A    294751BD3       984.88416840    14.28979900     1.66917340      15.95897240     970.59436940    AV1A    2.033750 %
AV1B    294751BH4       984.88416855    14.28979908     1.72662497      16.01642405     970.59436948    AV1B    2.103750 %
M1      294751BE1     1,000.00000000     0.00000000     4.35083333       4.35083333   1,000.00000000    M1      5.221000 %
M2      294751BF8     1,000.00000000     0.00000000     4.72000000       4.72000000   1,000.00000000    M2      5.664000 %
B       294751BG6     1,000.00000000     0.00000000     4.92416674       4.92416674   1,000.00000000    B       5.909000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  986.29146236    13.28582110     2.51739017      15.80321127     973.00564125
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
X             N/A       990.63404046     0.00000000     0.00003886       0.00003886     981.60987234    X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
                JPMorgan Chase Bank - Structured Finance Services
                          450 West 33 Street, 14 Floor
                            New York, New York 10001
                    Tel: (212) 946-3232 / Fax: (212) 946-8302
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-4
                                October 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           210,702.79
                                Group I Curtailments                   31,577.16
                                Group I Prepayments                 1,583,226.52
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal           58,906.92
                                Group II Curtailments                     979.07
                                Group II Prepayments                  845,210.41
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 1,289,513.87

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          159,974.95
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2           85,516.67
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           76,666.67
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           57,716.43
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A          83,458.67
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B          74,676.53
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1            85,572.19
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2            78,550.24
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B              59,597.19

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-4
                                October 25, 2002
--------------------------------------------------------------------------------
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    207,452,765.99
                                Group I Ending Pool Balance       205,627,259.52
                                Group II Beginning Pool Balance    92,300,975.24
                                Group II Ending Pool Balance       91,395,878.84
                                Total Beginning Pool Balance      299,753,741.23
                                Total Ending Pool Balance         297,023,138.36

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  86,438.65
                                Group II Servicing Fee                 38,458.74

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              35,185.26
                                Group I Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group I Aggregate Amount of
                                  Advances Outstanding                 90,164.75
                                Group II Delinquency Advances Included
                                  in Current Distribution              29,939.79
                                Group II Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                          46,450.51

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days       208           19,072,202.57           9.28 %
                 31-60 days        16            1,195,282.28           0.58 %
                 61-90 days         5              616,406.05           0.30 %
                  91+days           0                    0.00           0.00 %
                  Total           229           20,883,890.90           10.16 %
                 ---------------------------------------------------------------

[JPMORGAN
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

                                                                     Page 4 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-4
                                October 25, 2002
--------------------------------------------------------------------------------

                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days        61           7,944,368.82            8.69 %
                 31-60 days         3             304,526.98            0.33 %
                 61-90 days         5             791,607.92            0.87 %
                  91+days           0                   0.00            0.00 %
                   Total           69           9,040,503.72            9.89 %
                 ---------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,442,999.57
                                Group II Three Largest Loans        1,367,544.36

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AF-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-1A Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1A Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1A Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-1B Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1B Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1B Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

[JPMORGAN
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

                                                                     Page 5 of 6
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-4
                                October 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans with
                          Original Terms <= 36 Months and 60+ Contractually
                          Past Due
                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),      Realized Losses
(xxii)

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      8.78
                                Group II Weighted Average Mortgage Rate     8.66

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding
                          Loans

                                Group I Weighted Average Remaining Term   241.00
                                Group II Weighted Average Remaining Term  355.00

Sec. 4.03 (a)(xx),      Overcollateralization Amounts
(xxii),(xxiii)

                                Overcollateralization Amount        2,604,280.38
                                Overcollateralization Target
                                  Amount                           12,103,510.64
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                            9,499,230.26

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            16.74 %
                                Senior Specified Enhancement Percentage  40.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.47 %


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-4
                                October 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee
                          under Yield Maintenance Agreement                 0.00













[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.